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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported)  January 23, 1998
                                                         ------------------

                                IntelliCorp, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                      000-13022               94-2756073
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(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
        incorporation)                                       Identification No.)

                            1975 El Camino Real West
                         Mountain View, California 94040
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code:  (650) 965-5500
                                                            --------------

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Item 2.  Acquisition or Disposition of Assets.

        On January 26, 1998, IntelliCorp, Inc. (the "Company") issued a press release relating to the acquisition of the Universal Portable Interface (UPI) business from ICS Deloitte Management LLC, including the UPI software toolset for SAP R/3 business application solutions. The January 28, 1998 press release of the Company is attached hereto as Exhibit 99.1.

        The purchase price for the UPI acquisition is $3 million in cash, plus one million shares of the Company's common stock, subject to adjustment under certain conditions. The acquisition, which will be accounted for as an asset purchase, includes primarily the UPI software and intellectual property rights. Key product development and support personnel related to the UPI product will join the Company, and they will remain in Chadds Ford, Pennsylvania.












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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)   Financial Statements of Business Acquired.

              The financial statements of the business acquired are not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the Commission.

        (b)   Pro Forma Financial Information.

              The pro forma financial information is not being filed with this Report. Such financial information, if required, will be filed within 60 days after the date this Report is filed with the Commission.

        (c)   Exhibits.

        2.1 Asset Purchase Agreement made and entered into as of January 23, 1998, by and between ICS Deloitte Management LLC and IntelliCorp, Inc.

        99.1  Press Release issued by the Corporation on January 28, 1998





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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       INTELLICORP, INC.



                                       By:  /s/ Kenneth Czaja
                                            ----------------------------
                                            Kenneth Czaja
                                            Chief Financial Officer



Date:  February 9, 1998







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                                  EXHIBIT INDEX



Exhibit    Description                                                           Page
-------    -----------                                                           ----
  2.1      Asset Purchase Agreement made and entered into as of January 23,
           1998, by and between ICS Deloitte Management LLC and IntelliCorp,
           Inc.

 99.1      Press Release issued by the Corporation on January 28, 1998












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